Exhibit 99.1
Nasdaq Symbol USPI September 2006

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward- looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with prominent not- for-profit health care systems Leading operator of short stay surgical facilities in the U.S. and United Kingdom Strong revenue and earnings growth Facility level operating discipline

FACILITIES 134 surgical facilities world-wide England Non^JV JV Surgis

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX Overview High margin, elective procedures 39% orthopedic and pain management Over 75% private pay Insurance companies favor low cost providers Low exposure to government reimbursement fluctuations 9% Medicare worldwide 2005 Payor Mix 2005 Revenue Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 8 7 14 6 7 5 39 Orthopedic & Pain Mgmt Other Ophthalmology Plastic Gastrointestinal Ear, Nose & Throat Gynecology General Surgery 14% 8% 7% 14% 6% 7% 5% 39% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 75 3 11 11 Private Insurance Self-Pay Other Government 75% 11% 11% 3%

INDUSTRY OVERVIEW

SURGERY CENTER BENEFITS ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families A cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput Lower capital costs

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980 2005e 32% 68% 30.3

OPPORTUNITIES IN UNITED KINGDOM Approximately 30% of the population in the Greater London market accesses the private health care market Strategically located facilities Physician-driven health care Inherent limitations of National Health System Strong management team ? London

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH Same Facility Results ($ in millions) Company-wide 2005 same facility revenue growth of 9% U.S. Net Revenue U.K. Net Revenue $84 $89 2005 2004 6% $662 $723 9% 2005 2004 $416 $443 6% YTD 2006 YTD 2005 $43 $45 YTD 2006 YTD 2005 5%

STRONG FACILITY OPERATIONS USPI's EDGE(tm) - Every Day Giving Excellence Efficient processes maximize clinical service to physicians and enhances productivity Focus on patient safety and satisfaction Benchmarking mechanism Emphasis on disciplined facility operations drives volume and efficiencies

DEVELOPMENT STRATEGY USPI will continue to implement a two-pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets Facility growth will come through a blend of strategic acquisitions and de novo developments

HEALTH CARE SYSTEM PARTNERS HEALTH CARE SYSTEM PARTNERS HEALTH CARE SYSTEM PARTNERS Promotes physician alignment Leverages USPI's expertise Vehicle for expanding network 72 facilities in partnership with health care system partners (Las Vegas, Phoenix and 4 in S. California) BON SECOURS HEALTH SYSTEM, INC. (Nashville, Kansas City, Baltimore, Austin)

DE NOVO DEVELOPMENTS De novo pipeline strong despite opening 9 projects in 2005 Under Development Arizona 1 California 1 Florida 1 Michigan 1 Nevada 1 Texas 5 Virginia 1 Under Construction (Hospital Partner) Alexandria, Louisiana Arizona (Catholic Healthcare West) Houston, Texas (Memorial Hermann) (2) Indiana (Ascension) Manitowac, Wisconsin Templeton, California

FINANCIAL OVERVIEW

STRONG REVENUE GROWTH (1) ($ in millions) (1) Continuing operations U.S U.K. $243.8 80% 20% 2002 $310.6 80% 20% 2003 27% $389.5 2004 25% 78% 22% $474.7 81% 19% 2005 22% $237.5 80% 20% Q1 2005 $278.3 83% 17% Q1 2006 17%

RAPID EPS GROWTH (1) (1) Continuing operations $0.58 $0.43 2002 2003 37% $0.76 31% 2004 2005 $1.05 38% $0.53 2005 Q1 $0.55 2006 Q1 4% Q1 2006 includes 7¢ incremental equity compensation

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization June 2006 $ 27.2 $ 214.0 149.0 $ 363.0 567.5 $ 930.5 The Company recently redeemed sub-debt with a $200 million credit facility

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capital Expansion Capital Net Change in Ownership Cash Available for Acquisitions Acquisitions (4) YTD 2006 $ 54 (8) 46 (5) -- $ 41 $ 236

MILEPOSTS FOR SUCCESS Earnings Per Share 2005 $1.05 Earnings Per Share (excluding future acquisitions) 2006 $1.12-$1.17 Earnings Per Share 2004 $0.76 38% 21% growth in 2006 (after adjusting for 12¢ of incremental equity compensation)

Nasdaq Symbol USPI